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                                                                      EXHIBIT 23

                          INDEPENDENT AUDITOR'S CONSENT

As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated April 15, 2003, included in AAMPRO Group, Inc.'s Annual Report on Form 10-KSB for the year ended December 31, 2002, and to all references to our Firm included in this Registration Statement Form S-8.



/s/ Rosenberg Rich Baker Berman & Company

Bridgewater, New Jersey
June 24, 2003